UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2014

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)

Registrant's telephone number, including area code: (713) 830-2000

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 13, 2014, Calpine Corporation (the “Company”) issued a press release announcing its financial and operating results for the quarter ended December 31, 2013. A copy of the press release is being furnished as Exhibit 99.1 hereto. As set forth in the press release, the Company will host a conference call to discuss its financial and operating results for the fourth quarter and full year 2013 on Thursday, February 13, 2014, at 10 a.m. ET / 9 a.m. CT. A listen-only webcast of the call may be accessed through the Company's website at www.calpine.com, or by dialing 800-447-0521 in the United States or 847-413-3238 outside the United States. The confirmation code is 36388664.

An archived recording of the call will be made available on the Company's website and can be accessed by dialing 888-843-7419 in the United States or 630-652-3042 outside the United States and providing confirmation code 36388664. Presentation materials to accompany the conference call will be made available on the Company's website on February 13, 2014.

The information in this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed “incorporated by reference” into any filing under the Securities Act of 1933, as amended, or the 1934 Act, except as may be expressly set forth by specific reference in such filing.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Calpine Corporation Press Release dated February 13, 2014.*
__________

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

February 13, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Calpine Corporation Press Release dated February 13, 2014.*
__________

*	Furnished herewith.

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